UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: ISC8, Inc. Debtor(s).	CHAPTER 11 (BUSINESS)	
	Case Number:	8:14-bk-15750-SC
	Operating Report Number:	7
	For the Month Ending:	**31-Mar-15**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,871,849.40
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,470,662.72
3. BEGINNING BALANCE:		401,186.68
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing	0.00	
Accounts Receivable - Pre-filing	0.00	
Transfer from Other DIP Accounts	0.00	
Transfer from Closed Accounts	0.00	
DIP Funding	0.00	
**Other (Specify) COBRA payment	10,265.49	
TOTAL RECEIPTS THIS PERIOD:		10,265.49
5. BALANCE:		411,452.17
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	29,860.72	
Disbursements (from page 2)	110,321.75	
TOTAL DISBURSEMENTS THIS PERIOD:***		140,182.47
7. ENDING BALANCE:		271,269.70

8. General Account Number(s): USBANK-5565

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
01/30/2015	1142	CDM Media	Marketing - Sponsorship		20,000.00	20,000.00
02/11/2015	1178	Jan Cioffi	Travel & Expense		31.92	31.92
02/25/2015	1209	Bay, Kirsten	Travel & Expense		372.60	372.60
02/25/2015	1211	Lundy, Jason	Travel & Expense		935.20	935.20
02/25/2015	1212	United Healthcare	EE Benefits		17,336.49	17,336.49
02/25/2015	1213	Zwonarz, Ewa	Travel & Expense		158.88	158.88
02/26/2015	1214	Kurtzman Carson Consultants LLC	Legal Notice Delivery Service		3,357.02	3,357.02
02/27/2015	1191	Bay, Kirsten	Travel & Expense		1,941.38	1,941.38
02/27/2015	1192	Jan Cioffi	Travel & Expense		111.50	111.50
02/27/2015	1193	Colonial Life	EE Benefits		114.62	114.62
02/27/2015	1194	College Moving Company	Moving Expense		2,990.00	2,990.00
02/27/2015	1195	Conner & Associates, PC	Contract Development Employee - CFO		1,426.71	1,426.71
02/27/2015	1196	Dell Financial Services	Equipment Lease		2,131.74	2,131.74
02/27/2015	1197	Doyle, Frederick	Contract Development Employee		1,710.00	1,710.00
02/27/2015	1198	Doyle, Rebecca	Contract Development Employee		178.75	178.75
02/27/2015	1199	Global IP Networks	Utilities		750.00	750.00
02/27/2015	1200	Jones, Neal Devin	Travel & Expense		275.09	275.09
02/27/2015	1201	Kurtzman Carson Consultants LLC	Legal Notice Delivery Service		402.92	402.92
02/27/2015	1202	Lundy, Jason	Travel & Expense		60.61	60.61
02/27/2015	1203	Merit Network, Inc.	Server Storage		925.00	925.00
02/27/2015	1204	Regus USA	Rent - Texas		3,025.49	3,025.49
02/27/2015	1205	Searcy, Ronald	Contract Development Employee		2,655.00	2,655.00
02/27/2015	1206	The Select Group	Contract Development Employee		8,200.00	8,200.00
02/27/2015	1207	Teran, Evan	Contract Development Employee		720.00	720.00
02/27/2015	1208	Zwonarz, Ewa	Travel & Expense		157.18	157.18
03/04/2015	TRNSF	Tax - USBank 65540	Payroll Tax	5,752.04		5,752.04
03/06/2015	1215	Disclosure Law Group	SEC Counsel		4,800.00	4,800.00
03/06/2015	1216	Doyle, Frederick	Contract Development Employee		810.00	810.00
03/06/2015	1217	Doyle, Rebecca	Contract Development Employee		78.00	78.00
03/06/2015	1218	Jones, Neal Devin	Travel & Expense		463.67	463.67
03/06/2015	1219	Lundy, Jason	Travel & Expense		1,144.51	1,144.51
03/06/2015	1220	Searcy, Ronald	Contract Development Employee		2,445.00	2,445.00
03/12/2015	TRNSF	Payroll - USBank 65532	Payroll	6,445.49		6,445.49
03/12/2015	TRNSF	Tax - USBank 65540	Payroll Tax	5,608.85		5,608.85
03/13/2015	EFT	US Bank	Bank Fees		197.02	197.02
03/17/2015	EFT	First Insurance Funding Corp.	Business Insurnace		3,564.72	3,564.72
03/19/2015	1221	Bay, Kirsten	Travel & Expense		931.44	931.44
03/19/2015	1222	Computer Share Inc.	Transfer Agent		1,319.29	1,319.29
03/19/2015	1223	Disclosure Law Group	SEC Counsel		9,600.00	9,600.00
03/19/2015	1224	Broadway Advisors, LLC	CRO		15,000.00	15,000.00
03/19/2015	TRNSF	Payroll - USBank 65532	Payroll	6,445.49		6,445.49
03/24/2015	TRNSF	Tax - USBank 65540	Payroll Tax	5,608.85		5,608.85
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD	29,860.72	110,321.75	$140,182.47

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 3/31/2015 Balance on Statement: $271,269.70

Plus deposits in transit (a):

Deposit Date	Deposit Amount
3/30/2015	$926.76

TOTAL DEPOSITS IN TRANSIT 926.76

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1210	02/25/2015	1,508.84
1225	03/31/2015	3,555.92

TOTAL OUTSTANDING CHECKS: 5,064.76

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $267,131.70

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		477,979.18
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		453,984.02
3. BEGINNING BALANCE:		23,995.16
4. RECEIPTS DURING CURRENT PERIOD:		12,890.98
(Transferred from DIP General Account)	12,890.98	
Returned from Paychex	0	
5. BALANCE:		36,886.14
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Wire Sent in Error to JPMChase	0.00	
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	32,114.68	
TOTAL DISBURSEMENTS THIS PERIOD:***		32,114.68
7. ENDING BALANCE:		4,771.46

8. PAYROLL Account Number(s): USBANK-5532

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
02/27/2015	1003	Cioffi, Jan	Payroll - Final	626.00
02/27/2015	1004	Jones, Neal D.	Payroll - Final	3,661.14
02/27/2015	1005	Lundy, Jason	Payroll - Final	2,935.68
02/27/2015	1006	Millis, Scott S	Payroll - Final	2,944.14
02/27/2015	1007	Weinberger, Michael	Payroll - Final	3,150.65
02/27/2015	1008	Wells, Scott A	Payroll - Final	1,515.48
02/27/2015	1009	Zwonarz, Ewa K.	Payroll - Final	1,275.22
2/27/2015	1010	Bengston, Jonathan	Payroll - Final	2,024.18
03/02/2015	EFT	Paychex of New York	Wage Garnishment	138.46
03/02/2015	EFT	The Principal Life	Employee Benefits	550.00
03/03/2015	EFT	Paychex of New York	Payroll Fees	43.45
03/12/2015	EFT	Paychex of New York	Payroll	6,445.49
03/13/2015	EFT	Paychex of New York	Payroll Fees	188.65
03/24/2015	EFT	Paychex of New York	Payroll Fees	170.65
3/20/2015	1011	Bay, Johanna K.	Payroll - Final	6,445.49
			TOTAL DISBURSEMENTS THIS PERIOD:	32,114.68

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2015	Balance on Statement:	$4,666.38

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $4,666.38

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		294,347.86
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		293,347.86
3. BEGINNING BALANCE:		1,000.00
4. RECEIPTS DURING CURRENT PERIOD:		16,969.74
(Transferred from DIP General Account)	16,969.74	
5. BALANCE:		17,969.74
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	16,969.74	
TOTAL DISBURSEMENTS THIS PERIOD:***		16,969.74
7. ENDING BALANCE:		1,000.00

8. TAX Account Number(s): USBANK-5540

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
03/04/2015	EFT	Paychex of New York	Payroll - Taxes	5,752.04
03/12/2015	EFT	Paychex of New York	Payroll - Taxes	5,608.85
03/20/2015	EFT	Paychex of New York	Payroll - Taxes	5,608.85
			TOTAL DISBURSEMENTS THIS PERIOD:	16,969.74

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 3/31/2015 Balance on Statement: $1,000.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
D. (FLEXIBLE SPENDING ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS		15,659.95
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS		10,923.57
3. BEGINNING BALANCE:		4,736.38
4. RECEIPTS DURING CURRENT PERIOD:		
Transferred from FLEX - HSBC 32675	-	0.00
Transferred from DIP General Account	0	
5. BALANCE:		4,736.38
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
TOTAL DISBURSEMENTS THIS PERIOD:***		70.00
7. ENDING BALANCE:		4,666.38

8. FLEX Account Number(s): USBANK-9224

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/19/2015	EFT	Take Care by WW	Service Fee	70.00
			TOTAL DISBURSEMENTS THIS PERIOD:	70.00

FLEX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 3/31/2015 Balance on Statement: $4,736.08

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $4,736.08

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	DIP General Account:	271,269.70
	DIP Payroll Account:	4,771.46
	DIP Tax Account:	1,000.00
*Other Accounts:	Flexible Spending Account:	4,666.38
	USBank-Payable Account - Closed:	0.00
	USBank-Payrole Account - Closed:	0.00
	HSBC-Operating Account - Closed:	0.00
	HSBC-Flex Account-Closed:	0.00
	HSBC-Payroll Account-Closed:	0.00
	USBank-Savings Account - Closed:	0.00
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 281,707.54

Petty Cash Transactions:

Date	Purpose	Amount
None		

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	
State Withholding	0.00	0.00	
FICA- Employer's Share	0.00	0.00	
FICA- Employee's Share	0.00	0.00	
Federal Unemployment	0.00	0.00	
Sales and Use	0.00	0.00	
Real Property	0.00	0.00	
Other:			
TOTAL:	0.00	0.00	

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	1,961.08		
31 - 60 days	0.00		
61 - 90 days	0.00		
91 - 120 days	0.00		
Over 120 days	0.00		
TOTAL:	1,961.08	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	4/1/2015	4/1/2015
Worker's Compensation	CNA Insurance	$1.0M	4/1/2015	4/1/2015
Casualty	CNA Insurance	$1.0M	4/1/2015	4/1/2015
Vehicle	CNA Insurance	$1.0M	4/1/2015	4/1/2015
Others: D&O Insurance	National Union Fire Insurance	$5.0M	5/1/2015	5/1/2015
D&O Insurance	Colony Insurance Company	$5.0M	5/1/2015	5/1/2015

* *Effective March 19, 2015 ISCS has no physical office, no employees and is not conducting business other than the administration of the bankruptcy estate. General Liability, Worker's Compensation, Casualty and Vehicle policies have been cancelled.*

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	75.00	325.00	21-Oct-2014	325.00	0.00
31-Dec-2014	901,936.98	4,875.00	23-Jan-2015	4,875.00	0.00
31-Mar-2015	664,592.42	4,875.00	15-Apr-2015	6,500.00	(1,625.00)
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		10,075.00		11,700.00	(1,625.00)

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petitio Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period repor

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Johanna Kirsten Bay	10/7/2014	Pre:$12,475 & Post: $11,539/Biweekly,	23,078.00
		Terminated 03/20/15. Includes final 2 weeks of pay.	
Scott Millis	10/7/2014	Pre:$8,039 & Post: $7,308/Biweekly	0.00
		Terminated 2/27/15.	
John Vong	10/7/2014	Pre:$7,139 & Post: $6,539/Biweekly	0.00
		Terminated 11/14/14.	

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Johanna Kirsten Bay	10/7/2014	Travel & Expenses - Bankruptcy & Marketing - Final expenses paid in full.	931.44
Scott Milis	10/7/2014	None	0.00
John Vong	10/7/2014	None	0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Gross Sales/Revenue	18,506.93	129,548.51
Less: Returns/Discounts		0.00
Net Sales/Revenue	18,506.93	129,548.51
Cost of Goods Sold:		
Beginning Inventory at cost	0.00	0.00
Purchases	0.00	0.00
Less: Ending Inventory at cost		
Cost of Goods Sold (COGS)	0.00	0.00
Gross Profit	18,506.93	129,548.51
Other Operating Income (Itemize)	0.00	0.00
Operating Expenses:		
Payroll - Insiders	17,308.80	257,669.76
Payroll - Other Employees	6,888.92	517,530.54
Payroll Taxes	1,713.26	47,049.17
Other Taxes (Itemize)	0.00	5,449.46
Depreciation and Amortization	0.00	164,972.66
Rent Expense - Real Property	1,294.04	63,470.17
Lease Expense - Personal Property	614.68	3,316.74
Insurance	(7,047.70)	70,714.32
Real Property Taxes	0.00	0.00
Telephone and Utilities	1,234.07	12,876.46
Repairs and Maintenance	725.00	1,212.45
Travel and Entertainment (Itemize)	2,362.59	50,753.92
Miscellaneous Operating Expenses (Itemize)	11,949.00	162,694.09
Total Operating Expenses	37,042.66	1,357,709.74
Net Gain/(Loss) from Operations	(18,535.73)	(1,228,161.23)
Non-Operating Income:		
Interest Income	0.00	69.17
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	69.17
Non-Operating Expenses:		
Interest Expense	2,451.71	76,404.96
Legal and Professional (Itemize)	108,293.50	1,086,987.33
Other (Itemize)	(5,479,465.08)	(5,479,465.08)
Total Non-Operating Expenses	(5,368,719.87)	(4,316,072.79)
NET INCOME/(LOSS)	5,350,184.14	3,087,980.73

(Attach exhibit listing all itemizations required above)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)
Other Expenses (Itemize)

	Current Month
Operating Expenses:	
Other Taxes	
Taxes & Licenses	-
Total Other Taxes	-
Travel and Entertainment (Itemize)	
Meals	1,093.11
Travel	9,612.74
Total Travel and Entertainment	10,705.85
Miscellaneous Operating Expenses (Itemize)	
Business & Bank Fees	381.05
Conference & Seminars	-
Legal Expense	9,600.00
Office Supplies	-
Outside Services	1,737.68
Shipping	-
Taxes & Licenses	50.27
Fees & Registration	180.00
Moving Expenses	-
Total Miscellaneous Operating Expenses	11,949.00
Non-Operating Expenses:	
Legal & Professional (Itemize)	
Debtor's Counsel (1)	60,000.00
Chief Restructuring Officer	28,293.50
Counsel for Unsecured Creditors Committee (1)	20,000.00
	108,293.50

(1) Estimate for acrual purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End	
ASSETS		
Current Assets:		
Unrestricted Cash	272,903.16	
Restricted Cash	4,666.38	
Accounts Receivable	810,709.15	
Inventory	0.00	
Notes Receivable	0.00	
Prepaid Expenses	374,934.44	
Other (Itemize)	24,763.57	
Total Current Assets		1,487,976.70
Property, Plant, and Equipment	0.00	
Accumulated Depreciation/Depletion	0.00	
Net Property, Plant, and Equipment		0.00
Other Assets (Net of Amortization):		
Due from Insiders	0.00	
Other (Itemize)	22,065.49	
Total Other Assets		22,065.49
TOTAL ASSETS		1,510,042.19
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable	1,961.08	
Taxes Payable	0.00	
Notes Payable	0.00	
Professional fees	996,987.33	
Secured Debt	0.00	
Other (Itemize)	2,659.66	
Total Post-petition Liabilities		1,001,608.07
Pre-petition Liabilities:		
Secured Liabilities	965,925.25	
Priority Liabilities	750.67	
Unsecured Liabilities	3,155,693.82	
Other (Itemize)	3,758,636.96	
Total Pre-petition Liabilities		7,881,006.70
TOTAL LIABILITIES		8,882,614.77
EQUITY:		
Pre-petition Owners' Equity	(10,460,553.21)	
Post-petition Profit/(Loss)	3,087,980.63	
Direct Charges to Equity	0.00	
TOTAL EQUITY		(7,372,572.58)
TOTAL LIABILITIES & EQUITY		1,510,042.19

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)
Assets & Liabilities - Other (Itemize)

	Current Month End
ASSETS	
Current Assets:	
Other (Itemize)	
Cobra	12,082.51
Irvine Sensors Receivable	4,896.81
Other Receivable	7,784.25
Total Current Assets - Other	24,763.57
Other Assets (Net of Amortization):	
Other (Itemize)	
Deferred Costs	22,065.49
Intercompany Receivable	-
Investment in Sub	-
Long Term Deposits	-
Patents (Net)	-
Software Technology (Net)	-
Total Other Assets	22,065.49
LIABILITIES	
Post-petition Liabilities:	
Other (Itemize)	
Accrued Payroll	2,659.66
Accrued Interest Payable	-
Total Post-petition Liabilities - Other	2,659.66
Pre-petition Liabilities:	
Other (Itemize)	
Accrued Audit and Tax Prep	186,334.00
Accrued Expenses	443,315.97
Accrued Loss on Contract	6,537.00
Accrued Pension Liability	1,063,971.94
Accrued Royalties	272,034.00
Accrued Severance	463,462.41
Advance Billings on Contract	92,626.27
Capital Lease Obligation	241,573.89
Deferred Revenue	18,506.82
Deposits	75,000.00
Derivative Liability	797,352.78
ESBP	97,921.88
Total Pre-petition Liabilities - Other	3,758,636.96

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	

The only payments made on pre-petition unsecured debt is pursuant to the pre-petition wage order entered in this case [Doc. #10]

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

No.

3. State what progress was made during the reporting period toward filing a plan of reorganization
The Court set a deadline of January 21, 2015 for the Debtor to file its plan and disclosure statement. See, Scheduling Order Regarding Chapter 11 Status Conference [Doc. #133] entered on November 26, 2014. On January 21, 2015, the Debtor filed its motion to extend the Court's plan filing deadline and its exclusivity periods [Doc. #189]. At the hearing on February 19, 2015 the court extended the deadline for the Debtor to file plan and disclosure statement to March 23, 2015. In December, the Debtor determined that it was in the best interests of its business, its estate and creditors to move forward with an asset sale of its business as a going concern. On December 9, 2014, the Debtor filed its emergency motion to approve, among other things, bid procedures and to set an auction and sale hearing [Doc. #146] (the "Bid Procedures Motion"). The Bid Procedures Motion was approved at a hearing held on December 11, 2014 and pursuant to Court order entered on January 5, 2015 [Doc. #173]. On January 8, 2015, the Debtor filed its motion to sell substantially all of its assets [Doc. #179]. At the hearing on February 19, 2015 the court approved the sale of substantially all of the Debtor's assets. On March 4, 2015 the court entered the sale order. The sale closed on March 19, 2015. The Debtor is currently drafting a plan and disclosure statement which it anticpates filing no later than April 23, 2015.

4. Describe potential future developments which may have a significant impact on the case:
See above.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

N/A

I, Alfred M. Masse,
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

April 15, 2015
Date

Alfred M. Masse
CRO for debtor-in-possession